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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 28, 2004

                        American Community Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

           Indiana                     000-50946                 20-1541152
 (State or other jurisdiction      (Commission File             (IRS Employer
      of Incorporation)                 Number)              Identification No.)

                                 4424 Vogel Road
                            Evansville, Indiana 47715

                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (812) 962-2265

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTER INTO A MATERIAL DEFINITIVE AGREEMENT.

      On September 30, 2004, Bank of Evansville (the "Bank"), the wholly-owned subsidiary of American Community Bancorp, Inc. (the "Corporation") entered into an employment agreement with Thomas L. Austerman, the Bank's Chief Executive Officer. The term of the employment agreement expires on August 31, 2009. Under the terms of the employment agreement Mr. Austerman will serve as Chief Executive Officer at a base salary of $157,500 per year until June 1, 2006, and thereafter as consultant and advisor at a base salary of $78,750 per year until the expiration of the agreement. Mr. Austerman will also receive options to purchase not less than five thousand (5,000) shares of the Corporation's common stock each year and annual bonuses in an amount to be determined by the Board of Directors in the exercise of its discretion. If the Bank terminates the employment agreement without cause, Mr. Austerman is entitled to receive his base salary for the remainder of the term of the Agreement.

      On December 1, 2004, the Bank entered into employment agreements with each of Stephen C. Byelick, Jr., the Bank's Chief Financial Officer and Secretary, and Michael S. Sutton, the Bank's President, Chief Operating Officer and Chief Lending Officer. The term of the employment agreements is three (3) years, with up to three (3) one (1) year extensions at each parties' option. Under the employment agreements, Mr. Byelick will receive a base salary of $112,000 per year, subject to annual increases at the discretion of the Board of Directors, and Mr. Sutton will receive a base salary of $150,000 per year, subject to annual increases at the discretion of the Board of Directors. If the Bank terminates the agreements without cause, each of Mr. Byelick or Mr. Sutton, as applicable, is entitled to receive his base salary for a period of twelve (12) months following the date of termination.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

      On February 4, 2005, the Employment Agreement dated August 31, 2004, between the Bank and Thomas L. Austerman was terminated by Mr. Austerman as a result of his retirement. See disclosure contained in Item 1.01 for the terms of Mr. Austerman's employment agreement, which is incorporated herein by reference. See also the disclosure set forth in the Corporation's 8-K filed on January 17, 2005, which is incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      On September 28, 2004, the Board of Directors of American Community Bancorp, Inc. (the "Corporation") appointed Mark Schroeder as a member of the Board of Directors effective as of October 1, 2004, to fill a vacancy in Class III of the Board. As a member of Class III, Mr. Schroeder's term will expire at the 2007 Annual Meeting. Mr. Schroeder was appointed to the Board as the representative of German American Bancorp ("GABC") pursuant to the Stock Subscription and Director Representation Agreement between the Bank of Evansville, GABC and the Corporation, dated as of June 30, 2004, as amended (the "GABC Agreement"). The GABC Agreement requires the Corporation to use its best efforts to cause a representative of GABC to be elected to the Corporation's Board of Directors when, and if, GABC closed its loan

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origination office in Evansville, Indiana. The Corporation's obligation will continue so long as GABC owns at least 125,000 shares of the Corporation's common stock. Mr. Schroeder was also appointed as a member of the Board of Directors of Bank of Evansville (the "Bank"), the wholly-owned subsidiary of the Corporation. Mr. Schroeder serves on the Risk Management and Compensation Committees.

      Also on September 28, 2004, the Board of Directors of the Corporation appointed Michael Sutton as an additional member of the Board of Directors effective as of that date. As a result of this appointment, the number of members of the Board of Directors increased from fifteen to sixteen members. Mr. Sutton was also appointed as a member of the Board of Directors of the Bank. Mr. Sutton has subsequently become the President and Chief Executive Officer of the Corporation and the Chief Executive Officer of the Bank. As a member of Class III, Mr. Sutton's term will expire at the 2007 Annual Meeting. Mr. Sutton serves on the Executive and Risk Management Committees. Mr. Sutton is also a party to an employment agreement with the Bank dated as of December 1, 2004. (See disclosure continued in Item 1.01 above which is incorporated herein by refinance).

      In December 2004, Guy Neal Ramsey notified the Board of Directors of the Corporation of his intent to resign from the Board effective as of December 31, 2004. Mr. Ramsey has not indicated that his resignation is the result of any disagreement between him and either the Corporation or its management on any matter relating to the operations of the Corporation, its policies or its practices. On December 28, 2004, the Board of Directors appointed Chris Ramsey as a member of the Board of Directors to fill the vacancy created by Guy Neal Ramsey's resignation. As a member of Class I of the Board, Mr. Ramsey's term will expire at the 2005 Annual Meeting. Mr. Ramsey was also appointed as a member of the Board of Directors of Bank of Evansville, the wholly-owned subsidiary of the Corporation. Mr. Ramsey serves on the Executive and Audit Committees. Mr. Ramsey is the son of Guy Neal Ramsey.

ITEM 9.01. FINANCIAL STATEMENT AND EXHIBITS.

      (c)   Exhibits

            10.1 Employment Agreement, dated as of August 31, 2004, between Bank of Evansville and Thomas L. Austerman.

            10.2 Employment Agreement, dated as of December 1, 2004, between Bank of Evansville and Stephen C. Byelick, Jr.

            10.3 Employment Agreement, dated as of December 1, 2004, between Bank of Evansville and Michael S. Sutton.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2004                   AMERICAN COMMUNITY BANCORP, INC.

                                      By: /s/ Stephen C. Byelick, Jr.
                                          --------------------------------------
                                           Stephen C. Byelick, Jr.
                                           Secretary and Chief Financial Officer



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